                                                                  Exhibit 10.26

                                    Exhibit D

NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
(A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES,
(B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES (REASONABLY CONCURRED WITH BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. FURTHERMORE, THIS WARRANT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BY THE HOLDER HEREOF WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, AND ANY SUCH TRANSFER IN CONTRAVENTION OF THE FOREGOING SHALL BE NULL AND VOID.

No. _____
ISSUED: August 31, 1999
VOID AFTER: August 31, 2001

                        DELPHI INFORMATION SYSTEMS, INC.

                                     WARRANT

      THIS IS TO CERTIFY that, subject to the terms and conditions hereof, InfoSpace.com, Inc. (the "Holder") or assigns is entitled, at any time on or after the date hereof, but not later than 5:00 p.m. Chicago time, on August 31, 2001 (the "Exercise Period"), subject to the provisions hereof, to purchase in whole or from time to time in part up to 4.9% of the shares of Common Stock of the Company outstanding on the date hereof (on a fully diluted basis including the Conversion Warrant and the Warrant, as defined in the Promotion Agreement), fully paid and nonassessable shares of Common Stock, $.10 par value per share, of Delphi Information Systems, Inc., a Delaware corporation (the "Company"), at a price of $15.00 per share for the period from the date hereof until August 31, 2000 and, thereafter, $20.00 per share between August 31, 2000 and August 31, 2001 (the "Exercise Price") (such number of shares subject to this Warrant and such Exercise Price being subject to adjustment as provided in Section 5 hereof). As used herein, the term "Warrant Stock" shall mean the Company's Common Stock. This Warrant is being issued pursuant to an Internet Promotion Agreement dated as of August 31, 1999 between the Holder and the Company (the "Promotion Agreement"). All capitalized terms used but nor otherwise defined herein shall have the meaning ascribed to such terms in the Promotion Agreement. Notwithstanding the foregoing, in the event that the Promotion Agreement is terminated for any reason whatsoever, this Warrant shall terminate in its entirety.

1. Exercise

      This Warrant may be exercised by the Holder simultaneously with the delivery of its quarterly invoice for Fees by delivering to the Company simultaneously with such invoice, at the address of the Company set forth in
Section 17, (a) the form of Exercise Notice attached hereto duly completed and executed by the Holder and (b) this Warrant certificate. Upon any such exercise, the Holder will be deemed to have converted an amount of Fees equal to the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"); provided, that the Purchase Price may not exceed the amount of unpaid fees indicated on such invoice. The Holder will be deemed to be the holder of record of the shares of Common Stock as to which the Warrant was exercised in accordance with this Warrant, effective at the close of business, Chicago time, on the date such exercise is completed and all documents specified above are delivered to the Company, and the Fees converted into Warrant Shares shall be deemed to have been irrevocably paid in full as of such time.

2. Delivery of Stock Certificate

      Within twenty days after the exercise of this Warrant (in full or in part), the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise and (b) if applicable, a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, as to which this Warrant shall not have been previously exercised by the Holder or repurchased by the Company.

3. Covenants as to Warrant Stock

      The Company covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges solely with respect to the issuance thereof. The Company further covenants and agrees that the Company will from time to time take all such action as may be requisite to assure that the stated or par value per share of Warrant Stock is at all times equal to or less than the then effective Exercise Price per share of Warrant Stock issuable upon exercise of this Warrant. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange or quotation system, the Company will, if permitted by the rules of such exchange or quotation system, use its best efforts to list and keep listed on such exchange or quotation system, upon official notice of issuance, all shares of such capital stock.

4. Termination Upon Reorganization

      Simultaneous with the closing of a merger, consolidation, acquisition of all or substantially all of the assets or stock, of the Company by another entity (the "Surviving Entity") as a result of which the stockholders of the Company will own less than 50% of the voting capital stock of the surviving entity or the entity that controls such surviving entity immediately after the transaction or, in the case of a sale of assets, the Company will own after the transaction less than 50% of the assets owned by the Company prior to the transaction (collectively, a "Reorganization") prior to the expiration of the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in respect of their shares of Warrant Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that (a) the Company shall have delivered to the Holder notice of the Reorganization no less than ten (10) business days before the date scheduled for closing of the Reorganization, and (b) at the closing of such Reorganization this Warrant will be exchanged for a warrant to purchase such kind and number of shares of capital stock or other securities or property of the Company or the Surviving Entity to which the Holder would have been entitled if it had held the Warrant Stock issuable upon the exercise hereof immediately prior to such Reorganization, which warrant shall have the same terms and conditions hereof.

5. Adjustments for Certain Issuances

      5.1 Stock Splits and Reverse Stock Splits

      If the Company shall issue any shares of Warrant Stock as a stock dividend or subdivide the number of outstanding shares of Warrant Stock into a. greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, if the Company shall reduce the number of outstanding shares of Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately decreased. Upon each adjustment in the Exercise Price pursuant to this Section 5, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter. The Holder shall be entitled to the same notice and information regarding such dividend or subdivision as is furnished to holders of Warrant Stock, which notice shall be sent to the Holder no later than the date such notice is sent to all holders of Warrant Stock.

      5.2 Other Dividends and Distributions

      In case the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them in receive any dividend or other distribution other than as described in Section 5.1, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, then the Company will mail or cause to be mailed to the Holder a notice specifying the date on which a record is to be taken for the purpose of such dividend, distribution or right (the "Record Date"), and stating the amount and character of such dividend, distribution or right. Such notice shall be mailed at least 5 days prior to the Record Date therein specified.

6. Fractional Shares

      No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined under paragraph
1.3 above) on the date of exercise.

7. Restrictions on Transfer

      This Warrant may not be transferred by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld. Any transfer of this Warrant in contravention of the foregoing shall be null and void. In addition, neither this Warrant nor any securities purchased upon exercise of this Warrant may be transferred unless (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws, (b) the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws, or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

8. Legend

      A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred; provided, however, that such legend shall not be required and a stop transfer restriction order shall not be placed if (i) in the opinion of counsel to the Holder (reasonably concurred with by counsel to the Company) registration of any future transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirements of such legends.

9. Holder its Owner

      Subject to the terms of Section 7, the Company may deem and treat the Holder of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

10. Warrantholder Rights

      10.1 Registration Rights in Connection with Warrant Stock

      Upon exercise of all or part of this Warrant, the holder of the Warrant Stock shall be entitled to the registration rights with respect to the Warrant Stock set forth in Exhibit E of the Promotion Agreement.

      10.2 No Rights As a Stockholder

      Other than as set forth in Section 10.1 above, this Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company or to any other rights whatsoever except the rights stated herein; and except as otherwise provided herein, no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

11. Construction

      The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Delaware. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

12. Expiration

      This Warrant shall be void and all rights represented thereby shall cease unless exercised during the Exercise Period. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

13. Exchange of Warrant

      This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

14. Lost Warrant Certificate

      If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon request in writing from the Holder and subject to compliance by Holder with the following sentence, issue a new Warrant of like denomination, tenor and date as this Warrant, subject to the Company's right to require the Holder to give the Company a bond or other satisfactory security sufficient to indemnify the Company against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant. The Holder shall reimburse the Company for any and all expenses and costs incurred by the Company in connection with issuing a new Warrant under this Section.

15. Waivers and Amendments

      This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16. Successors and Assigns.

      This Warrant shall be binding upon the Company and inure to the benefit of InfoSpace.com and its successors and assigns.

17. Notices.

      All notices or other communications required or permitted hereunder shall be in writing and shall be delivered by personal delivery, reputable overnight courier service, telecopier or mailed by United States mail, first-class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

      If to the Holder:

      InfoSpace.com, Inc.
      15375 N.E. 90th Street
      Redmond, WA 98052
      Fax: (425) 883-4846

      Attention: General Counsel

      If to the Company:

      Delphi Information Systems, Inc.
      3501 Algonquin Road
      Suite 500
      Rolling Meadows, Illinois 60008
      Attention: Chief Financial Officer

      With copies to: Delphi Information Systems, Inc. Law Department

Each of the foregoing parties shall be entitled to specify a different address by giving five days' advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

18. Investment Intent

      By accepting this Warrant, the Holder represents that it is acquiring this Warrant (and upon exercise hereof will acquire any Warrant Stock) for investment and not with a view to, or for sale in connection with, any distribution thereof. Furthermore, the Company reserves the right, in connection with the exercise hereof, to require the Holder hereof to make appropriate representations and warranties regarding their status as an accredited investor and their investment intent, as the Company (in consultation with its counsel) determines to be necessary or appropriate.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                        DELPHI INFORMATION SERVICES, INC.


                                        By: /s/ Richard J. Baum
                                           -------------------------------------
                                        Its: CFO
                                            ------------------------------------

ACCEPTED AND AGREED:
InfoSpace.com, Inc.


By: /s/ Bernee D.L. Strom
   --------------------------------
Its: President & CEO
    -------------------------------
Date: 8/31/97
     ------------------------------

                               NOTICE OF EXERCISE

TO DELPHI INFORMATION SYSTEMS, INC.

         1. The undersigned hereby elects to purchase _____________ shares of Common Stock of Delphi Information Systems, Inc. pursuant to the terms of the attached Warrant.

         2. The undersigned elects to exercise the attached Warrant by the conversion of $ _____ of the outstanding Fee reflected on the attached invoice.

         3. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                               ------------------------------------------
                                         (Name)

                               ------------------------------------------

                               ------------------------------------------
                                       (Address)


         4. The undersigned hereby agrees with and represents to the Company that said shares of common stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, and agrees that the exercise of the Warrant and the issuance and transfer of the common stock to be purchased are subject to Section 7 of the Warrant.

Dated:
       -------------
                                        ------------------------------------
                                        Holder

                                        By:
                                           ---------------------------------
                                        Its:
                                           ---------------------------------